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                                                                    Exhibit 10.1

                        COMMUNITY SHORES BANK CORPORATION
                         2005 DIRECTOR STOCK OPTION PLAN

                                OPTION AGREEMENT



         This Option Agreement (this "Agreement") dated _________, 200__ ("Grant Date") is between Community Shores Bank Corporation, a Michigan corporation (the "Company") and ________________________, who is a non-employee director of the Company (the "Optionee").

         In consideration of the mutual covenants contained in this Agreement, the Company and the Optionee agree as follows:

1.       STOCK OPTION

        The Company, pursuant to the Community Shores Bank Corporation 2005 Director Stock Option Plan (the "Plan"), grants to the Optionee an option (the "Option") to purchase up to ____________________ (__________) shares of the
Company's common stock (the "Shares"), at an option price per share of _____________________________ Dollars and _____________________ Cents ($__.__)
(the "Option Price"), subject to the terms and conditions of this Agreement and the Plan. Capitalized terms used in this Agreement that are not defined in this Agreement have the meanings given them in the Plan.

2.       ADDITIONAL PROVISIONS

         The Option is also subject to the following provisions:

                a. Exercisability. During the term of the Option, the Option may be exercised and Shares may be purchased at any time and from time to time after the execution of this Agreement, subject to the vesting schedule set forth in Section 2(b) below. The Option shall not be exercised with respect to less than one hundred (100) Shares unless the remaining Shares covered by the Option are less than one hundred (100) and the Option is exercised with respect to all remaining shares. The Option Price shall be paid in full in cash, by check, bank draft, money order, or the delivery of shares as allowed by the Plan at the time of the delivery of the Shares. Shares acquired under this Agreement are referred to as the "Option Shares".

                b. Vesting Schedule. On each date set forth below, the Option will be vested with respect to the aggregate number of Shares set forth opposite such date if the Optionee is then serving as a director of the Company or of a Subsidiary:

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           Date                               Aggregate Number of Vested Shares
           ----

           -------------                      ---------------------------Shares

           -------------                      ---------------------------Shares

                The Option shall only be exercisable to the extent that it is vested.

                c. Procedure for Exercise. Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised at any time and from time to time prior to its termination by delivering written notice to the Secretary or Chief Financial Officer of the Company as provided in Section 6(d) of the Plan. The notice must specify the number of Shares to be purchased and refer to this Agreement.

3.       TRANSFERABILITY OF OPTION

         This Option may only be transferred to Permitted Transferees strictly in accordance with the terms and conditions of Section 6(e) of the Plan, provided the Optionee gives prior written notice of the proposed transfer to the Company, and the Company, after receiving approval of the transfer from the Committee, approves the transfer in writing.

4.       TRANSFERABILITY OF OPTION SHARES

         No Option Shares may be transferred unless the Company is provided with evidence (satisfactory to the Company, in its sole discretion) that such transfer complies with applicable federal and state securities laws.

5.       CONFORMITY WITH PLAN

         The Option is intended to conform in all respects with and is subject to all applicable provisions of the Plan, which is incorporated into this Agreement by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, the Optionee acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms of the Plan.

6.       SERVICE AS A DIRECTOR

         The Optionee acknowledges that nothing in this Agreement or in the Plan imposes upon the Company, or any Subsidiary of the Company, any obligation to retain the Optionee as a director for any period.

7.       ADJUSTMENT

         The Committee shall make appropriate and proportionate adjustments to the number of Shares and the Option Price to reflect any stock dividend, stock split, or
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combination of shares, merger, consolidation, or other change in the capitalization of the Company, as provided in Section 6(g) of the Plan.

8.       EXPIRATION

         This Option shall expire on _______________, 20___, subject to earlier termination or expiration as provided in Section 6(f) of the Plan.

9.       TERMINATION OF SERVICE AS A DIRECTOR

         In the event the Optionee ceases to be a director of the Company or a Subsidiary, the Option is subject to certain accelerated termination and other limitations, as provided in Section 6(f) of the Plan.

10.      RIGHTS AS SHAREHOLDERS

         The Optionee shall have no rights as a shareholder with respect to any Shares until the Optionee becomes the holder of record of the Shares.

11.      FURTHER ACTIONS

         The Optionee and the Company agree to execute such further instruments and to take such further actions as may reasonably be required to carry out the intent of this Agreement.

12.      NOTICE

         Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given at the earlier of the time that it is actually delivered or three days after it is sent by registered or certified United States mail, return receipt requested, with postage and fees prepaid, addressed to the other party to this Agreement at the address set forth in this Agreement or at such other address as such party may designate by at least ten
(10) days' advance written notice to the other party.

13.      SUCCESSORS AND ASSIGNS

         This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth in this Agreement, be binding upon and inure to the benefit of the Optionee's heirs, personal representatives, successors, and permitted assigns.

14.      REPRESENTATIONS, LEGEND AND POSTPONEMENT OF DELIVERY

         The Optionee acknowledges and agrees that neither the Option nor the Option Shares that may be issued upon exercise of the Option have been registered under the Securities Act of 1933 (the "Act"), the Michigan Uniform Securities Act, or any other state securities act, and may not be sold, transferred, or otherwise disposed of in the absence of an effective registration statement under the Act and any applicable state

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securities act, unless it is shown to the satisfaction of the Company that such registration is not required.

         The Optionee acknowledges and agrees that the Optionee is the sole party in interest with respect to the Option and any Option Shares issued upon exercise of the Option, and is acquiring the Option, and will acquire any Option Shares issued upon exercise of the Option, as an investment, and not with a view to publicly offer or distribute all or any part of the Option or Option Shares issued upon exercise of the Option. The Company may affix the following legend to any certificates representing Option Shares that are issued upon exercise of the Option:

                                     LEGEND

             The stock represented by this certificate has not been registered under the Securities Act of 1933, the Michigan Uniform Securities Act, or the securities laws of any other state, and may not be sold, assigned or transferred unless a Registration Statement under the Securities Act of 1933 and any applicable state securities act with respect to said stock shall then be in effect, or unless the availability of an exemption from registration shall be established to the satisfaction of the Corporation.

         The Company, if it deems it necessary to comply with any applicable securities law, may postpone the issuance or delivery of Option Shares upon any exercise of this Option until completion of the registration or other qualification of the Option Shares under any state or federal law, rule, or regulation as the Company may consider appropriate. The Company may require any person exercising this Option to make such representations, including, without limitation, a representation that it is his or her intention to acquire the Option Shares for investment and not with a view to distribution of the Option Shares, and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Option Shares in compliance with applicable laws, rules, and regulations. No Option Shares shall be issued unless the Company is satisfied with the accuracy of any such representations.

15. GOVERNING LAW

         This Agreement and all documents contemplated by this Agreement, and all remedies in connection with this Agreement and all questions or transactions relating to this Agreement, shall be construed in accordance with and governed by the laws of the state of Michigan.

16. ENTIRE AGREEMENT

         This Agreement and the Plan constitute the entire understanding and agreement between the Optionee and the Company with respect to the Option and Option Shares and supersede all other agreements, whether written or oral, with respect to the Option and the Option Shares.



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17.      OPTIONEE'S ACKNOWLEDGEMENT

         The Optionee acknowledges having read this Agreement and the Plan and agrees to be bound by all provisions of this Agreement and the Plan.

         The Optionee and the Company have executed this Agreement as of the Grant Date.


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
OPTIONEE:                                                       COMPANY:


-----------------------------------------------------           COMMUNITY SHORES
                  (Signature)                                     BANK CORPORATION


-----------------------------------------------------           BY: -------------------
             (Please print name)
                                                                NAME:  ----------------

Address:                                                        ITS: ------------------
        -----------------------------------------

                                                                Address:  1030 W. Norton Avenue
        ------------------------------------------                        Muskegon, Michigan 49441


        ------------------------------------------


Telephone No.-------------------------------------              Telephone No. 231-780-1800




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